ING VP Money Market Portfolio

ING VP Money Market Portfolio (“Portfolio”)

Supplement dated October 7, 2008 to the Portfolio’s

Class I Prospectus and Class S Prospectus

each dated April 28, 2008

Effective October 7, 2008, the Prospectuses for the Portfolio are revised to indicate that the Portfolio will seek to maintain a stable share price of $1.00 per share.  In connection with this change, the Portfolio will utilize a stock split and distribute additional shares to its shareholders such that each shareholder’s proportionate interest and aggregate value of investment in the Portfolio will remain the same.

1.               The first sentence under the section entitled “ING VP Money Market Portfolio –  Investment Objective” on page 22 of the Class I Prospectus and Class S Prospectus is deleted in its entirety and replaced with the following:

The Portfolio seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

2.               The following paragraph is added following the second paragraph under the section “ING VP Money Market Portfolio – Risks” on page 22 of the Class I Prospectus and Class S Prospectus:

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

3.               The section entitled “Information for Investors – Net Asset Value” beginning on page 29 of the Class I Prospectus and on page 30 of the Class S Prospectus is hereby revised to add the following section at the end of the last paragraph:

Net Asset Value – ING VP Money Market Portfolio

ING VP Money Market Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved.  The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.  Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.  To the extent the Portfolio invests in other registered investment companies the Portfolio’s NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

The NAV per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the ING VP Money Market Portfolio reserves the right to close at or prior to the BMA recommended closing time.  The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

4.               The section entitled “Dividends, Distributions and Taxes – Dividends and Capital Gains Distributions” on page 40 of the Class I Prospectus and on page 39 of the Class S Prospectus is hereby deleted in its entirety and replaced with the following:

Each Portfolio, except ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio, declares and pays dividends and capital gains distributions, if any, on an annual basis usually in June.  ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio declare and pay dividends and capital gains distributions, if any, on a semi-annual basis.  To comply with federal tax regulations, the Portfolios, except ING VP Growth and Income Portfolio and ING VP Intermediate Bond Portfolio, may also pay additional capital gains distributions, usually in June.

ING VP Money Market Portfolio generally distributes most or all of its net earnings in the form of dividends and capital gain distributions.  The Portfolio declares dividends daily and pays dividends, if any, monthly.  The Portfolio distributes capital gains, if any, annually.

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